Exhibit 10.18

THE TAKING OF THIS DOCUMENT OR ANY CERTIFIED COPY OF IT OR ANY OTHER DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION FOR IT, OR ANY DOCUMENT WHICH INCLUDES WRITTEN CONFIRMATIONS OR REFERENCES TO IT, INTO AUSTRIA AS WELL AS PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION TO WHICH A PDF SCAN OF THIS DOCUMENT IS ATTACHED TO AN AUSTRIAN ADDRESSEE OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AS WELL AS ALL CERTIFIED COPIES THEREOF AND WRITTEN AND SIGNED REFERENCES TO IT OUTSIDE OF AUSTRIA AND AVOID PRINTING OUT ANY E-MAIL COMMUNICATION WHICH REFERS TO THIS DOCUMENT IN AUSTRIA OR SENDING ANY E-MAIL COMMUNICATION TO WHICH A PDF SCAN OR OTHER SCANNED DOCUMENTS OF THIS DOCUMENT IS ATTACHED TO AN AUSTRIAN ADDRESSEE OR SENDING ANY E-MAIL COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO THIS DOCUMENT TO AN AUSTRIAN ADDRESSEE.

Dated              2009

THIRD SUPPLEMENTAL DEED

relating to an

INTERCREDITOR DEED

among

MAGYAR TELECOM B.V.

Issuer

INVITEL Zrt.

Company

MAGYAR TELECOM B.V. and

CERTAIN OF ITS SUBSIDIARIES

Obligors

BNP PARIBAS

Senior Agent and Subordinated Loan Agent

BNP PARIBAS, Hungary Branch

HUF Agent

BNP PARIBAS TRUST CORPORATION UK LIMITED

Security Trustee

THE BANK OF NEW YORK MELLON

HY Note Trustee

BNY CORPORATE TRUSTEE SERVICES LIMITED

FRN Note Trustee

and

CERTAIN OTHER PARTIES LISTED HEREIN

Contents

Clause		Page

1	Interpretation	2

2	Waivers and consents	3

3	Amendments to the Principal Intercreditor Deed	3

4	Euroweb Romania	4

5	Cessation and accession under and in relation to the Restated Intercreditor Deed	4

6	Representations and Warranties	5

7	Expenses	5

8	Miscellaneous	5

9	Governing Law	6

10	Enforcement	6

Schedule 1 The Parties		8

Schedule 2 Releases		15

THIS THIRD INTERCREDITOR SUPPLEMENTAL DEED is dated              2009 and made BETWEEN:

(1)	MAGYAR TELECOM B.V. as the Issuer;

(2)	INVITEL Zrt. as the Company;

(3)	MATEL HOLDINGS N.V. as the Ultimate Parent;

(4)	THE COMPANIES listed in Part I of Schedule 1 (The Parties) as the Obligors (the “Obligors”)

(5)	THE COMPANIES listed in Part II of Schedule 1 (The Parties) as the Subordinated Shareholder Creditors (the “Subordinated Shareholder Creditors”);

(6)	TDCH III ApS as the acceding Subordinated Shareholder Creditor;

(7)	BNP PARIBAS as existing Co-ordinator;

(8)	CALYON as acceding Co-ordinator (the “Acceding Co-ordinator”);

(9)	BNP PARIBAS as the Senior Agent;

(10)	BNP PARIBAS, Hungary Branch as the HUF Agent;

(11)	BNP PARIBAS TRUST CORPORATION UK LIMITED as the Security Trustee;

(12)	BNP PARIBAS as the existing Arranger;

(13)	CALYON and NORDEA BANK DANMARK A/S as acceding Arrangers (the “Acceding Arrangers”);

(14)	THE BANK OF NEW YORK MELLON as the HY Note Trustee;

(15)	BNY CORPORATE TRUSTEE SERVICES LIMITED as FRN Note Trustee;

(16)	BNP PARIBAS as Subordinated Loan Agent;

(17)	MERRILL LYNCH INTERNATIONAL as Subordinated Bridge Trustee;

(18)	THE FINANCIAL INSTITUTIONS listed in Part III of Schedule 1 (The Parties) as the existing Senior Lenders;

(19)	THE FINANCIAL INSTITUTIONS listed in Part IV of Schedule 1 (The Parties) as the acceding Senior Lenders (the “Acceding Senior Lenders”);

(20)	THE FINANCIAL INSTITUTIONS listed in Part V of Schedule 1 (The Parties) as the Hedge Counterparties;

(21)	THE FINANCIAL INSTITUTIONS listed in Part VI of Schedule 1 (The Parties) as the Subordinated Bridge Lenders; and

(22)	THE FINANCIAL INSTITUTIONS listed in Part VII of Schedule 1 (The Parties) as the Original Subordinated Loan Lenders (the “Original Subordinated Loan Lenders”).

WHEREAS:

(A)

By an agreement (the “Principal Facilities Agreement”) dated 6 August 2004 (as amended and restated pursuant to a supplemental deed dated 27 April 2007 and a second supplemental deed dated 3 March 2008 and as amended pursuant to an amendment letter dated 2 February

2009) and made between, inter alios, Magyar Telecom B.V. as the parent, Invitel Zrt. as the borrower (the “Borrower”), certain companies as guarantors, BNP Paribas in certain capacities and BNP Paribas Trust Corporation UK Limited as security trustee, whereby certain lenders agreed to make available to the Borrower loan facilities of €165,000,000 upon the terms and subject to the conditions therein contained.

(B)	The Issuer and the Borrower have requested the Senior Finance Parties, and the Senior Finance Parties have agreed, to amend the Principal Facilities Agreement to the extent set out in a third supplemental agreement dated on or about the date of this Third Intercreditor Supplemental Deed (the “Third Supplemental Agreement”).

(C)	This Third Intercreditor Supplemental Deed is supplemental to an intercreditor deed dated 6 August 2004 made between, inter alios, the Issuer, the Company, the Ultimate Parent, the Senior Agent, the HUF Agent, the Security Trustee and the HY Note Trustee (as amended and restated pursuant to a supplemental deed dated 27 April 2007 and as amended and restated pursuant to a second supplemental deed dated 3 March 2008) (the “Principal Intercreditor Deed”).

(D)	With effect from the date of the Supplemental Agreement (as defined in the Principal Facilities Agreement) BNPP became a party to the Principal Intercreditor Deed as Co-ordinator.

(E)	By an agreement dated on or about the date of this Third Intercreditor Supplemental Deed, BNP Paribas and Calyon as original lenders agreed to make available a loan of €32,000,000 to Magyar Telecom B.V. as borrower upon the terms and subject to the conditions therein contained (the “Subordinated Loan Agreement”).

(F)	By an agreement dated on or about the date of this Third Intercreditor Supplemental Deed, the Acceding Subordinated Shareholder Creditor as lender agreed to make available a loan of €34,135,000 to Magyar Telecom B.V. as borrower upon the terms and subject to the conditions therein contained.

NOW IT IS AGREED as follows:

1	Interpretation

1.1	Definitions in Principal Intercreditor Deed

Unless the context otherwise requires and save as mentioned below, words and expressions defined in the Principal Intercreditor Deed shall have the same meanings when used in this Third Intercreditor Supplemental Deed. In this Third Intercreditor Supplemental Deed, unless the context otherwise requires:

“Acceding Subordinated Shareholder Creditor” means TDCH III ApS, a company incorporated in Denmark (with CVR number 31586224), with its registered office at Teglholmsgave 1, DK-2450 Copenhagen SV, Denmark.

“Calyon” means Calyon Hungarian Branch Office.

“Refinancing Steps Memorandum” means the Refinancing Steps Memorandum titled “Project Mercury III - Refinancing Steps Memorandum” prepared by White & Case LLP dated on or about the date of this Third Intercreditor Supplemental Deed.

“Restated Intercreditor Deed” means the Principal Intercreditor Deed as amended and restated pursuant to this Third Intercreditor Supplemental Deed.

“Third Intercreditor Supplemental Deed” means this Deed.

“Third Supplemental Effective Date” has the meaning given to it in the Third Supplemental Agreement.

“Third Supplemental Finance Documents” means the Finance Documents entered or to be entered into under, or pursuant to, the Third Supplemental Agreement.

1.2	Interpretation of Principal Intercreditor Deed

References in the Principal Intercreditor Deed to “this Deed” shall, with effect from the date of this Third Intercreditor Supplemental Deed and unless the context otherwise requires, be references to the Principal Intercreditor Deed as amended by this Third Intercreditor Supplemental Deed and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Intercreditor Deed, shall be construed accordingly.

1.3	Incorporation of certain references

Clauses 1.3 (Headings), 1.4 (Construction of certain terms) and 1.6 (Third Party Rights) of the Principal Intercreditor Deed shall be deemed to be incorporated in this Third Intercreditor Supplemental Deed in full, mutatis mutandis.

1.4	Effect as a deed

This Third Intercreditor Supplemental Deed is intended to take effect as a deed notwithstanding that a Party may have executed it under hand only.

1.5	Non-signature by one or more Parties

Failure by one or more Parties (“Non-Signatories”) to execute this Third Intercreditor Supplemental Deed will not invalidate the provisions of this Third Intercreditor Supplemental Deed as between the other Parties who do execute this Third Intercreditor Supplemental Deed. Any Non-Signatories may execute this Third Intercreditor Supplemental Deed (or a counterpart of this Third Intercreditor Supplemental Deed) on a subsequent date and will thereupon become bound by its provisions.

2	Waivers and consents

2.1	With immediate effect, the Secured Creditors hereby waive the provisions of clause 3.1 (Obligors/HY Guarantors/FRN Guarantors/Subordinated Bridge Guarantors) of the Principal Intercreditor Deed to permit the prepayment of the Subordinated Bridge Issuer Debt arising under the Subordinated Bridge Facility in accordance with the Refinancing Steps Memorandum.

2.2	The Parties hereby instruct, authorise, confirm and ratify the execution by the Security Trustee of the release documents referred to in Schedule 2 (Releases) to this Third Intercreditor Supplemental Deed and any notices and acknowledgements ancillary or connected with such documents.

3	Amendments to the Principal Intercreditor Deed

3.1	With effect from the Third Supplemental Effective Date, the Principal Intercreditor Deed shall be amended and restated so as to read in accordance with the form of the amended and restated intercreditor deed set out in the Appendix and the Principal Intercreditor Deed (as so amended and restated) will, subject to clause 4 (Euroweb Romania), continue to be binding upon each of the parties thereto upon such terms as so amended and restated.

3.2	By its execution of this Third Intercreditor Supplemental Deed, the Ultimate Parent and each Obligor agree that the Security Documents to which they are a party and their obligations thereunder shall remain in full force and effect and the rights of the Lenders and/or the Security Trustee thereunder shall not be prejudicially affected notwithstanding the amendments made to the Principal Facilities Agreement pursuant to the Third Supplemental Agreement or the amendments made to the Principal Intercreditor Deed pursuant to this Third Intercreditor Supplemental Deed and such Security Documents shall continue to secure the obligations secured thereunder as amended pursuant to this Third Intercreditor Supplemental Deed and/or the Third Supplemental Agreement.

4	Euroweb Romania

4.1	Notwithstanding the amendment and restatement of the Principal Intercreditor Deed or any other provision of this Third Intercreditor Supplemental Deed, the Parties hereto agree that the rights and obligations of Euroweb Romania as between itself and the other Parties shall remain as set out in the Principal Intercreditor Deed prior to the amendment and restatement pursuant to clause 3 (Amendments to the Principal Intercreditor Deed) and shall not be affected or amended following the execution or performance of this Third Intercreditor Supplemental Deed.

4.2	Each of the Parties hereto irrevocably authorises the Facility Agent to sign the deed referred to in paragraph 2 of Schedule 3 (Euroweb Romania) of the Third Supplemental Agreement on its behalf.

4.3	For the avoidance of doubt, the provisions of clause 3 (Amendments to the Principal Intercreditor Deed) shall not operate as a release of Euroweb Romania from its obligations under the Principal Intercreditor Deed.

5	Cessation and accession under and in relation to the Restated Intercreditor Deed

5.1	With effect from the Third Supplemental Effective Date, the Subordinated Bridge Trustee and the Subordinated Bridge Lenders shall cease to be parties to or have any rights or obligations under the Principal Intercreditor Deed or the Restated Intercreditor Deed in their capacities as Subordinated Bridge Trustee or Subordinated Bridge Lenders, as the case may be. This is without prejudice to any accrued rights or obligations existing on or before the Third Supplemental Effective Date. The rights and obligations under the Restated Intercreditor Deed shall be construed accordingly.

5.2	With effect from the Third Supplemental Effective Date, the Subordinated Loan Agent and each Original Subordinated Loan Lender shall become a party to the Restated Intercreditor Deed as the Subordinated Loan Agent or a Subordinated Loan Lender, as the case may be, and shall observe, perform and be bound by the terms and provisions of, and be entitled to exercise all the rights set out in, the Restated Intercreditor Deed in the capacity of the Subordinated Loan Agent or Subordinated Loan Lender, as the case may be. The rights and obligations under the Restated Intercreditor Deed between the Subordinated Loan Agent, each Original Subordinated Loan Lenders and the other parties to the Restated Intercreditor Deed shall be construed accordingly.

5.3	With effect from the Third Supplemental Effective Date, Calyon and Nordea Bank Danmark A/S shall each become a party to the Restated Intercreditor Deed as a Senior Finance Party (in their capacities as Arrangers, and in the case of Calyon in its capacity as Co-ordinator, under the Principal Facilities Agreement as amended by the Third Supplemental Agreement) and shall observe, perform and be bound by the terms and provisions of, and be entitled to exercise all the rights set out in, the Restated Intercreditor Deed in the capacity of Senior Finance Party. The rights and obligations under the Restated Intercreditor Deed between Calyon and Nordea Bank Danmark A/S and the other parties to the Restated Intercreditor Deed shall be construed accordingly.

5.4	With effect from the Third Supplemental Effective Date, each Acceding Senior Lender shall become a party to the Restated Intercreditor Deed as a Senior Finance Party (in their capacities as Lenders under the Principal Facilities Agreement as amended by the Third Supplemental Agreement) and shall observe, perform and be bound by the terms and provisions of, and be entitled to exercise all the rights set out in, the Restated Intercreditor Deed in the capacity of Senior Finance Party. The rights and obligations under the Restated Intercreditor Deed between the Acceding Senior Lenders and the other parties to the Restated Intercreditor Deed shall be construed accordingly.

5.5	With effect from the Third Supplemental Effective Date, the Acceding Subordinated Shareholder Creditor shall become a party to the Restated Intercreditor Deed as a Subordinated Shareholder Creditor and shall observe, perform and be bound by the terms and provisions of, and be entitled to exercise all the rights set out in, the Restated Intercreditor Deed in the capacity of Subordinated Shareholder Creditor. The rights and obligations under the Restated Intercreditor Deed between the Acceding Subordinated Shareholder Creditor and the other parties to the Restated Intercreditor Deed shall be construed accordingly.

6	Representations and Warranties

6.1	The Ultimate Parent makes the representations and warranties set out below to the Finance Parties on the date of this Third Intercreditor Supplemental Deed:

6.1.1	the Ultimate Parent has the power to enter into and perform all of its obligations under the Third Supplemental Finance Documents to which it is a party;

6.1.2	all necessary corporate, shareholder and other action have been taken by the Ultimate Parent to authorise the entry into and performance of the Third Supplemental Finance Documents to which it is a party; and

6.1.3	no limitation on any of their powers to create or maintain security interests will be exceeded as a result of the Ultimate Parent’s entry into the Third Supplemental Finance Documents to which it is a party.

6.2	Each Obligor and each Subordinated Shareholder Creditor shall make the representations and warranties set out in clause 6 (Representations and warranties) of the Restated Intercreditor Deed to each of the Finance Parties, the HY Creditors, the FRN Creditors, the Subordinated Loan Agent and the Subordinated Loan Lenders on the date of this Third Supplemental Intercreditor Deed and on the Third Supplemental Effective Date as if made on such date with reference to the facts and circumstances existing at each such date.

7	Expenses

Each Obligor and each Subordinated Shareholder Creditor (other than the Acceding Subordinated Shareholder Creditor) shall, within three business days of demand, pay to each Senior Finance Party, each HY Creditor, each FRN Creditor or each Subordinated Loan Creditor the amount of all costs and expenses incurred by it in connection with the negotiation, preparation and execution of this Third Intercreditor Supplemental Deed and any document referred to herein and the transactions contemplated by this Third Intercreditor Supplemental Deed.

8	Miscellaneous

8.1	Continuation of Principal Intercreditor Deed

Save as amended by this Third Intercreditor Supplemental Deed, the provisions of the Principal Intercreditor Deed shall continue in full force and effect and the Principal Intercreditor Deed and this Third Intercreditor Supplemental Deed shall be read and construed as one instrument.

8.2	Counterparts

This Third Intercreditor Supplemental Deed may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8.3	Partial invalidity

If, at any time, any provision of this Third Intercreditor Supplemental Deed is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision in any other respect or under the law of any other jurisdiction will be affected or impaired in any way.

8.4	Place of performance outside Austria

The Parties agree that the exclusive place of performance (Erfüllungsort) for all rights and obligations under this Agreement shall be at the registered office of the Security Trustee in England or any other place reasonably designated by the Security Trustee but in any case a place outside the Republic of Austria, which in particular, but without limitation, means that the payment of all amounts, if any, under this Agreement or any Finance Document must be made from and to, respectively, a bank account outside the Republic of Austria. It is expressly agreed between the parties hereto that any such performance within the Republic of Austria will not establish Austria as the place of performance and shall be deemed not effective with respect to any Party hereto. Further, the Parties hereto agree that the fulfilment of any contractual obligation under this Agreement within the Republic of Austria does not result in a discharge of debt.

9	Governing Law

This Third Intercreditor Supplemental Deed and any non-contractual obligations connected with it shall be governed by English law.

10	Enforcement

10.1	Jurisdiction

10.1.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Third Intercreditor Supplemental Deed (including a dispute regarding the existence, validity or termination of this Third Intercreditor Supplemental Deed) (a “Dispute”).

10.1.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

10.1.3	This clause 10.1 is for the benefit of the Senior Finance Parties, the HY Note Trustee, the FRN Note Trustee, the Subordinated Bridge Lenders, the Subordinated Bridge Trustee, the Subordinated Loan Agent and the Original Subordinated Loan Lenders only. As a result, no Finance Party, nor the HY Note Trustee, nor the FRN Note Trustee, nor a Subordinated Bridge Lender, nor the Subordinated Bridge Trustee, nor an Original Subordinated Loan Lender nor the Subordinated Loan Agent shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties, the HY Note Trustee, the FRN Note Trustee, the Subordinated Bridge Lenders, the Subordinated Bridge Trustee, the Subordinated Loan Agent and the Original Subordinated Loan Lenders may take concurrent proceedings in any number of jurisdictions.

10.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law:

10.2.1	the Ultimate Parent, the Parent, each Obligor (other than the Parent) and each Subordinated Shareholder Creditor irrevocably appoints Law Debenture Corporate Services Limited of Fifth floor, 100 Wood Street, London, EC2V 7EX as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

10.2.2	agrees that failure by a process agent to notify the Ultimate Parent, the Parent, an Obligor (other than the Parent) or a Subordinated Shareholder Creditor (as appropriate) of the process will not invalidate the proceedings concerned.

10.3	Waiver of immunity

Each Obligor, HY Note Trustee, FRN Note Trustee, each Subordinated Bridge Lender, the Subordinated Bridge Trustee, the Subordinated Loan Agent, each Original Subordinated Loan Lender and Subordinated Shareholder Creditor waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:

10.3.1	the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues; and

10.3.2	the issue of any process against its assets or revenues for the enforcement of a judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.

10.4	Waiver of trial by jury

Each Party waives any right it may have to a jury trial of any claim or cause of action in connection with or arising out of this Third Intercreditor Supplemental Deed or any transaction contemplated by this Third Intercreditor Supplemental Deed. This Third Intercreditor Supplemental Deed may be filed as a written consent to trial by court.

10.5	Inconvenient Forum

Each Obligor, the HY Note Trustee, the FRN Note Trustee, each Subordinated Bridge Lender, the Subordinated Bridge Trustee, the Subordinated Loan Agent, each Original Subordinated Loan Lender and Subordinated Shareholder Creditor waives any objection it may have now or hereafter to the laying of venue of any action or proceedings in any court or jurisdiction referred to in clause 10.1 (Jurisdiction) and any claim it may have now or hereafter that any action or proceedings brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof the parties hereto have caused this Third Intercreditor Supplemental Deed to be duly executed and delivered as a deed the day and year first above written.

Schedule 1

The Parties

Part I

The Obligors (as at the date of this Third Intercreditor Supplemental Deed)

Name	Registered Addresses
Magyar Telecom B.V.

Invitel Zrt.	2040 Budaörs Puskás Tivadar u.8-10 Hungary

Invitel Technocom Távközlési Szolgáltató Korlátolt Felelösségü (formerly known as Pantel Technocom Távközlési Szolgáltató Korlátolt Felelösségü)	2040 Budaörs Puskás Tivadar u.8-10 Hungary

Invitel Telecom Kft.	2040 Budaörs Puskás Tivadar u.8-10 Hungary

Invitel International Hungary Kft.	2040 Budaörs Puskás Tivadar u.8-10 Hungary
Invitel International AG (formerly known as Memorex Telex Communications AG)

MTCTR Memorex Telekomünikasyon Sanayi ve Ticaret Limited Şirketi and, from the time of its accession in accordance with clause 4 (Euroweb Romania) of the Third Supplemental Agreement, Euroweb Romania (registered address: Euroweb Romania, 102 Lipscani Street, Nouveau Centre, Corp A, 3rd Floor, 3rd District, Bucharest, Romania).

Part II

The Subordinated Shareholder Creditors (as at the date of this Third Intercreditor Supplemental Deed)

Obligor name	Registered Addresses
Matel Holdings N.V.

Magyar Telecom B.V.

Invitel Zrt.	Puskás Tivadar utca 8-10 2040 Budaörs Hungary

Invitel Technocom Távközlési Szolgátató Korlátolt Felelösségü Társaság and, from the time of its accession in accordance with clause 4 (Euroweb Romania) of the Third Supplemental Agreement, Euroweb Romania (registered address: Euroweb Romania, 102 Lipscani Street, Nouveau Centre, Corp A, 3rd Floor, 3rd District, Bucharest, Romania).

Part III

The existing Senior Lenders (as at the date of this Third Intercreditor Supplemental Deed)

Name of Senior Lender	Address	Fax No./Contact
BNP Paribas

BNP Paribas, Hungary Branch

Calyon Hungarian Branch Office

DEXIA Crédit Local

MKB Bank Zrt

Natixis

UniCredit Bank Hungary Zrt.

Part IV

The Acceding Senior Lenders

Name of Acceding Senior Lender	Address	Fax No./Contact
Nordea Bank Danmark A/S

Nykredit A/S

Part V

The Hedge Counterparties (as at the date of this Third Intercreditor Supplemental Deed)

Name of Hedge Counterparty	Address	Fax No./Contact
BNP Paribas

Calyon Hungarian Branch Office

UniCredit Bank Hungary Zrt.

Part VI

The Subordinated Bridge Lenders (as at the date of this Third Intercreditor Supplemental Deed)

Name of Subordinated Bridge Lender	Address	Fax No./Contact
BNP Paribas

Merrill Lynch International

Part VII

The Original Subordinated Loan Lenders (as at the date of this Third Supplemental Deed)

Name of Subordinated Loan Lender	Address	Fax No./Contact
BNP Paribas

Calyon Hungarian Branch Office

Schedule 2

Releases

1	Floating Charge Release Declaration entered into or to be entered into between the Security Trustee as pledgee and the Company as pledgor relating to the release of the third ranking floating charge established in favour of the Security Trustee on the assets of the pledgor on 27 May 2008;

2	Floating Charge Release Declaration entered into or to be entered into between the Security Trustee as pledgee and Invitel Technocom Kft. as pledgor relating to the release of the existing second-ranking floating charge established in favour of the Security Trustee on the assets of the pledgor on 27 May 2008;

3	Floating Charge Release Declaration entered into or to be entered into between the Security Trustee as pledgee and Invitel Telecom Kft. as pledgor relating to the release of the existing second-ranking floating charge established in favour of the Security Trustee on the assets of the pledgor on 27 May 2008;

4	Floating Charge Release Declaration entered into or to be entered into between the Security Trustee as pledgee and Invitel International Hungary Kft. as pledgor relating to the release of the existing second-ranking floating charge established in favour of the Security Trustee on the assets of the pledgor on 2 February 2009;

5	Quota Pledge Release Declaration entered into or to be entered into between the Security Trustee as pledgee and the Issuer as pledgor relating to the release of the existing second-ranking quota pledge established in favour of the Security Trustee on the business quota of the pledgor in Invitel Technocom Kft. on 5 March 2008;

6	a declaration of release to be entered into between the Security Trustee, the Issuer, the Company, Invitel Telecom Kft., Invitel International Hungary Kft. in relation to the release of:

(i)	the second ranking pledge over bank accounts agreement dated June 2, 2008, between the Security Trustee as pledgee and the Ultimate Parent as pledgor in respect of the Ultimate Parent’s Hungarian bank accounts and a Notice of Pledge of Bank Accounts, Authorisation Letter for the Submission of Prompt Collection Orders and the Confirmation Notices;

(ii)	the second ranking pledge over bank accounts agreement dated May 29, 2008, between the Security Trustee as pledgee and the Company as pledgor in respect of the Company’s Hungarian bank accounts and a Notice of Pledge of Bank Accounts, Authorisation Letter for the Submission of Prompt Collection Orders and the Confirmation Notices;

(iii)	the second ranking pledge over bank accounts agreement dated June 2, 2008, between the Security Trustee as pledgee and Invitel Telecom Kft. as pledgor in respect of Invitel Telecom Kft.’s Hungarian bank accounts and a Notice of Pledge of Bank Accounts, Authorisation Letter for the Submission of Prompt Collection Orders and the Confirmation Notices; and

(iv)	the second ranking pledge over bank accounts agreement dated February 2, 2009, between the Security Trustee as pledgee and Invitel International Hungary Kft. as pledgor in respect of Invitel International Hungary Kft.’s Hungarian bank accounts and a Notice of Pledge of Bank Accounts, Authorisation Letter for the Submission of Prompt Collection Orders and the Confirmation Notices;

7	Termination Deed of Pledge entered into or to be entered into between the Security Trustee as pledgee and the Ultimate Parent as pledgor relating to the termination of a third ranking disclosed pledge of intra-group rights and claims in favour of the Security Trustee dated 29 May 2008;

8	Letter of release entered into or to be entered into from the Issuer, the Ultimate Parent, Invitel Austria A.G. (formerly named Memorex Telex Communciations A.G.) and Invitel Zrt. to the Security Trustee in relation to the (i) third ranking disclosed deposit pledge granted by the Issuer dated 23 May 2008, (ii) the fifth ranking deed of pledge of shares granted by the Ultimate Parent dated 4 March 2008, and (iii) the third, fourth and fifth ranking disclosed pledge of intra-group rights and claims granted by the Issuer dated 4 March 2008; and

9	A declaration of release to be entered into (prior to the accession of Euroweb Romania in accordance with clause 4 of the Third Supplemental Agreement and clause 20.1.26 of the Subordinated loan Agreement) between the Security Trustee as pledgee and Euroweb Romania as pledgor relating to the release of the general security agreement dated 3 June 2008.

APPENDIX

EXECUTION PAGES

IN WITNESS whereof the parties to this deed have caused this Deed to be duly executed on the Date first above written.

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